OTHER INCOME, NET	12 Months Ended
Dec. 31, 2023
OTHER INCOME, NET
OTHER INCOME, NET

16. OTHER INCOME, NET

	For the Year Ended December 31,
	2021	2022	2023
	RMB	RMB	RMB

	(in thousands)
Investment income, net	487,724	795,804	950,332
Government grants	1,059,907	668,372	762,070
Net gain (loss) on disposal of property, plant and equipment and intangible assets	(467)	653	(629)
Others	155,250	103,758	157,527
Total	1,702,414	1,568,587	1,869,300